                                                                 Exhibit 10.60.3

         INTERCOMPANY LOAN SUBORDINATION AGREEMENT (this "AGREEMENT"), dated as of March 18, 1999, among (i) EDISON MISSION HOLDINGS CO., a California corporation ("EME HOLDINGS"), (ii) EDISON MISSION FINANCE CO., a California corporation ("EDISON MISSION FINANCE"), (iii) HOMER CITY PROPERTY HOLDINGS, INC., a California corporation ("HOMER CITY HOLDINGS"), (iv) CHESTNUT RIDGE ENERGY CO., a California corporation ("CHESTNUT RIDGE"), (v) MISSION ENERGY WESTSIDE, INC., a California corporation ("MEW"), (vi) EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership ("EME HOMER CITY"; and, together with EME Holdings, Edison Mission Finance, Homer City Holdings, Chestnut Ridge and MEW, the "LOAN PARTIES"), and (vii) UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "COLLATERAL AGENT").

                                    RECITALS

         A. EME Holdings has entered into a Credit Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with certain financial institutions (collectively, the "LENDERS") and Citicorp USA, Inc., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

         B. Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans (as defined below) to EME Holdings upon the terms and subject to the conditions set forth therein.

         C. EME Holdings will use the proceeds of the Loans under the Credit Agreement to make valuable transfers to one or more of the other Loan Parties in connection with the acquisition by EME Homer City of the Homer City Electric Generating Station and certain facilities and other assets associated therewith and ancillary thereto (the "GENERATING STATION"), certain capital expenditures related to the Generating Station and general working capital purposes.

         D. Under the Credit Agreement, EME Holdings is permitted to incur certain indebtedness for the purpose of refinancing the Loans and other indebtedness of EME Holdings, the Loan Parties are permitted to incur certain indebtedness in the form of reimbursement obligations relating to letters of credit, surety bonds and performance bonds used by the Loan Parties in the ordinary course of their business, EME Holdings is permitted to incur certain indebtedness in the form of reimbursement obligations relating to Debt Service Reserve Letters of Credit, EME Holdings is permitted to incur certain additional indebtedness and EME Holdings is permitted to incur certain indebtedness under Interest Rate Hedging Transactions entered into with respect to the Loans.

         E. Pursuant to the Collateral Agency and Intercreditor Agreement, dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT"), among the Loan Parties, the Administrative

Agent, the Collateral Agent and certain other parties, the Collateral Agent has agreed to serve as a common collateral agent for all Secured Parties.

         F. EME Holdings is a member of an affiliated group of companies that includes each other Loan Party. EME Holdings and the other Loan Parties are engaged in related businesses, and each Loan Party will derive substantial direct and indirect benefit from the making of the Loans and the incurrence of any Refinancing Indebtedness or Additional Indebtedness.

         G. Edison Mission Finance has entered into a Subordinated Loan Agreement, dated as of March 18, 1999 (the "HOLDINGS LOAN AGREEMENT"), with EME Holdings, pursuant to which EME Holdings has agreed to make loans ("HOLDINGS LOANS") to Edison Mission Finance from time to time with the proceeds of the terms and subject to the conditions contained in the Holdings Loan Agreement.

         H. EME Homer City has entered into the Subordinated Loan Agreement, dated as of March 18, 1999 (the "FINANCE LOAN AGREEMENT"), with Edison Mission Finance, pursuant to which Edison Mission Finance has agreed to make loans ("FINANCE LOANS") to EME Homer City from time to time with the proceeds of the Holdings Loans on the terms and subject to the conditions contained in the Finance Loan Agreement.

         I. EME Homer City has entered into the Subordinated Revolving Loan Agreement, dated as of March 18, 1999 (the "REVOLVING LOAN AGREEMENT"), with Edison Mission Finance, pursuant to which Edison Mission Finance has agreed to make loans ("REVOLVING LOANS") to EME Homer City from time to time on the terms and subject to the conditions contained in the Revolving Loan Agreement.

         J. The parties hereto would like to subordinate the Holdings Loans, the Finance Loans, the Revolving Loans and all other obligations of the Loan Parties with respect to Intercompany Loans to the Obligations of the Loan Parties under the Loans and all other Senior Debt.

         K. It is a condition precedent to the obligations of the Lenders to make their respective Loans to EME Holdings under the Credit Agreement that the Loan Parties shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

                                    ARTICLE 1
                    DEFINITIONS, PRINCIPALS OF CONSTRUCTION

         Section 1.1 Definitions.

                  (a) Unless otherwise expressly provided herein, capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Collateral Agency and Intercreditor Agreement.

                  (b) Other Defined Terms. The following terms, when used herein, shall have the following meanings:

         "Intercompany Borrower" shall mean any indebtedness by any Loan Party in its capacity as borrower under any Intercompany Loan Agreement.

         "Intercompany Loans" shall mean any indebtedness by any Loan Party relating to an Intercompany Loan Agreement.

         "Intercompany Loan Agreement" shall means the Holdings Loan Agreement, the Finance Loan Agreement, the Revolving Loan Agreement and any other loan agreement to be entered into from time to time by an Intercompany Borrower and a Subordinated Party.

         "Proceeding" shall have the meaning given to such term in Section 3.2.

         "Senior Claims" shall have the meaning given to such term in Section 2.1(a).

         "Subordinated Claims" shall have the meaning given to such term in
Section 2.1(a).

         "Subordinated Notes" shall have the meaning given to such term in
Section 2.1(c).

         "Subordinated Party" shall mean any Loan Party in its capacity as lender under an Intercompany Loan Agreement.

         "Section 1.2 Principles of Construction. Unless otherwise expressly provided herein, the principles of construction set forth in the Collateral Agency and Intercreditor Agreement shall apply to this Agreement.

                                   ARTICLE II
                            SUBORDINATION PROVISIONS

         Section 2.1 Subordination of Intercompany Loans. Until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated:

                  (a)(i) all principal of, premium, if any, interest and any other amounts owing on any Intercompany Loan made by any Loan Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred or created ("SUBORDINATED CLAIMS") shall be subordinate to the prior payment of and junior in right of payment to all principal of, premium, if any, and interest (including default interest and interest accruing after the initiation of any Proceeding whether or not allowed as a claim in such a Proceeding) owing in respect of Senior Debt and all other Obligations owed by the Loan Parties to the Secured Parties (collectively, "SENIOR CLAIMS");

                  (b) no Loan Party shall, directly or indirectly, make any payment of principal or interest on account of, or transfer any collateral for any part of, any Subordinated Claims; provided, however, that the Loan Parties may make regularly scheduled payments of interest and principal on account of Subordinated Claims so long as at such time Restricted Payments are permitted to be made pursuant to the terms of Senior Debt:

                  (c) the Subordinated Parties shall not demand, sue for or accept any payment or collateral in respect of any Subordinated Claims, or take any other action to enforce their rights or exercise any remedies in respect of any Subordinated Claims (whether upon the occurrence or during the continuation of an event of default under the related Intercompany Loan Agreement or an event of default under any promissory notes evidencing Subordinated Claims (collectively, "SUBORDINATED NOTES") or otherwise), or cancel, set-off or otherwise discharge any part of any Subordinated Claims; and

                  (d) no Intercompany Borrower or Subordinated Party shall otherwise take any action prejudicial to or inconsistent with the priority position of the Secured Parties over the Subordinated Parties created by this
Section 2.1.

         Section 2.2 Reliance. All Senior Claims shall conclusively be deemed to have been created, contracted or incurred in reliance on the subordination provisions contained in this Agreement and all dealings between Loan Parties and each of the holders of Senior Claims shall be deemed to have been consummated in reliance upon the subordination provisions contained herein.

         Section 2.3 Other Holders. The subordination provisions set forth in this Agreement shall be binding upon transferees or assignees of the Subordinated Parties and upon each other holder of Subordinated Claims and shall inure to the benefit of transferees or assignees of the Secured Parties and every other holder of Senior Claims.

                                   ARTICLE III
                              WRONGFUL COLLECTIONS

         Section 3.1 Turnover. Should any payment on account of, or any collateral for any part of, any Subordinated Claims be received by the Subordinated Parties in violation of this Agreement, such payment or collateral shall be delivered forthwith to the Collateral Agent for application in accordance with the Security Deposit Agreement and the other Security

Documents. The Collateral Agent is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by the Subordinated Parties in trust for the Secured Parties and shall not be commingled with other funds or property of the Subordinated Parties.

         Section 3.2 Survival of Obligation. The obligation of the Subordinated Parties to deliver to the Collateral Agent any payment or collateral received in connection with any Subordinated Claims, set forth in Section 3.1, shall survive and shall not be in any way affected by the result of any (a) insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to any Intercompany Borrower, its property or its creditors as such, (b) proceeding for any liquidation, dissolution or other winding-up of any Intercompany Borrower, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) assignment for the benefit of creditors, (d) other marshalling of the assets of any Intercompany Borrower or (e) general meeting of creditors of any Intercompany Borrower, in each case, under the laws of the United States or any other jurisdiction (any such event, a "PROCEEDING").

                                   ARTICLE IV
                                   PROCEEDINGS

         Section 4.1 Commencement of Proceedings. No Subordinated Party shall commence, or join with any other creditor or creditors of any Intercompany Borrower in commencing, any Proceeding against such Intercompany Borrower.

         Section 4.2 Payments and Distributions. In the event of any Proceeding, until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated, any payment or distribution of any kind of character, whether in cash, property or securities, which but for the subordination provisions of this Agreement would otherwise be payable or deliverable upon or in respect of Subordinated Claims, shall instead be paid over or delivered to the Collateral Agent in accordance with Article III and no holder of Subordinated Claims shall receive any such payment or distribution or any benefit therefrom.

         Section 4.3 Enforcement of Subordinated Claims.

                  (a) Enforcement by the Secured Parties. At any Proceeding, until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated, the Secured Parties are hereby irrevocably authorized (but not required) to:

         (i) enforce claims comprising Subordinated Claims in the name of the Subordinated Parties by proof of debt, proof of claim, suit or otherwise;

         (ii) collect any assets of any Intercompany Borrower distributed, divided or applied way of dividend or payment, and any securities issued, in each case, on account of Subordinated Claims and apply the same, or the proceeds of any realization upon the same that the Secured Parties in their discretion elect to effect, to Senior Claims until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated; provided, however, that the Secured Parties shall render any surplus to the Subordinated Parties or their affiliates, as their interests appear, or interplead such surplus with any court of competent jurisdiction.

         (iii) vote claims comprising Subordinated Claims to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

         (iv) take generally any action in connection with any such Proceeding which the Subordinated Parties might otherwise take.

                  (b) Cooperation. The Subordinated Parties shall cooperate fully with the Secured Parties and perform all acts requested by the Secured parties to enable the Secured Parties to enforce any Subordinated Claims pursuant to clause (a) above, including, without limitation, filing appropriate proofs of claim and executing and delivering all necessary powers of attorney, assignments or other instruments.

                  (c) Enforcement by the Subordinated Parties. After the commencement of any Proceeding, the Subordinated Parties may inquire in writing of the Secured Parties whether the Secured Parties intend to exercise their rights set forth in clause (a) above with respect to any Subordinated Claims. Should the Secured Parties fail, within a reasonable time after receipt of such inquiry, either to file a proof of claim with respect to any Subordinated Claims and to furnish a copy thereof to the Subordinated Parties, or to inform the Subordinated Parties in writing that the Secured Parties intend to exercise their rights to assert such Subordinated Claims in the manner provided in clause
(a) above, the Subordinated Parties may (but shall not be required to) proceed to file a proof of claim with respect to such Subordinated Claims and take such further steps with respect thereto, not inconsistent with this Agreement, as the Subordinated Parties may deem proper.

                  (d) Subrogation. The Subordinated Parties shall not have any subrogation or other rights as holders of Senior Claims, and each Subordinated Party hereby irrevocably waives all such rights of subrogation and all rights of reimbursement or indemnity whatsoever and all rights of recourse to any security for any Senior Claims, until such time as all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated. Subject to and from and after the indefeasible payment in full of all Obligations and the termination of all Commitments, the Subordinated Parties shall have been terminated. Subject to and from and after the indefeasible payment in full of all Obligations and the termination of all Commitments, the Subordinated parties shall be subrogated to any rights of the Secured Parties to receive payments or distributions of cash, property or securities of any Intercompany Borrower applicable to any Subordinated Claims until all amounts owing on such Subordinated Claims shall be paid in full.

                                    ARTICLE V
                              LIMITATION ON ACTIONS

         Section 5.1 Actions Prohibited. Until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated, all Subordinated Parties shall not, without the prior written consent of the Secured
Parties:

                  (a) take, obtain or hold (or permit anyone acting on its behalf to take, obtain or hold) any assets of any Intercompany Borrower, whether as a result of any administrative, legal or equitable action or otherwise, in violation of the subordination provisions contained in this Agreement:

                  (b) accelerate payment of any Subordinated claims or otherwise require such Subordinated Claims to be paid prior to their stated or scheduled maturity date;

                  (c) commence, prosecute or participate in (i) any administrative, legal or equitable action against or involving any Intercompany Borrower relating to any Subordinated Claims, including, without limitation, any Proceeding or (ii) any administrative, legal or equitable action to (a) enforce or collect any judgment obtained in respect of any Subordinated Claims, (b) enforce or exercise remedies arising under or pursuant to any Subordinated Claims, (c) enforce or exercise remedies under or pursuant to any lien or other security interest securing any Subordinated Claims or (d) enforce or exercise remedies with respect to any covenant, agreement, representation or other undertaking contained in any Subordinated Notes; or

                  (e) exercise any other rights or remedies to enforce any Subordinated Claims, any collateral security provided with respect to such Subordinated Claims or any covenant, agreement, representation or other undertaking contained in any Subordinated Notes.

         Section 5.2 Defense in Action. If the Subordinated Parties, in violation of the provisions herein set forth, shall commence, prosecute or participate in any suit, action, case or Proceeding referred to in Section 5.1, the related Intercompany Borrower may interpose as a defense or plea the provisions set forth herein, and any holder of any Senior Claims may intervene and interpose such defense or plea in its own name or in the name of such Intercompany Borrower, and shall, in any event, be entitled to restrain the enforcement of the provisions of any Subordinated Claims in its own name or in the name of such Intercompany Borrower, as the case may be, in the same suit, action, case or Proceeding or in any independent suit, action, case or Proceeding.

                                   ARTICLE VI
                             SUBORDINATION ABSOLUTE

         Section 6.1 Survival of Rights. The rights under this Agreement of the holders of Senior Claims as against the Subordinated Parties shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                  (a) any act or failure to act on the part of any Intercompany Borrower;

                  (b) any extension or indulgence in respect of any payment or prepayment of any Senior Claims or any part thereof or in respect to any other amount payable to any holder of any Senior Claims;

                  (c) any amendment, modification or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of, any of the terms of any Senior Claims or the Financing Documents;

                  (d) (i) any exercise or non-exercise by the holder of any Senior Claims of any right, power, privilege or remedy under or in respect of such Senior Claims, the Financing Documents or the subordination provisions contained herein, (ii) any waiver by the holder of any Senior Claims of any right, power, privilege or remedy or of any default in respect of such Senior Claims, the Financing Documents or the subordination provisions contained herein or (iii) any receipt by the holder of any Senior Claims or any failure by such holder to perfect a security interest in, or any release by such holder of, any security for the payment of such Senior Claims;

                  (e) any merger or consolidation of any Intercompany Borrower or any of its subsidiaries into or with any other Person, or any sale, lease or transfer of any or all of the assets of any Intercompany Borrower or any of its subsidiaries to any other Person;

                  (f) any payment or other distribution to any holder of any Senior Claims in any Proceeding;

                  (g) absence of any notice to, or knowledge by, the Subordinated Parties of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (a) through (f); or

                  (h) any other circumstance.

         Section 6.2 Waivers.

                  (a) Waiver of Defenses. Each Subordinated Party hereby irrevocably waives, in any proceeding by the Secured Parties to enforce their rights under this Agreement, (i) any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement and (ii) the defense that claims asserted by the Secured Parties pursuant to this Agreement are res judicata as a result of any decision rendered in any prior Proceeding.

                  (b) Other Waivers. Each Subordinated Party hereby irrevocably waives (i) notice of any of the matters referred to in Section 6.1, (ii) all notices which may be required, whether by statute, rule of law or otherwise, to preserve intact any rights of any holder of any Senior Claims against any Intercompany Borrower, including, without limitation, any demand, presentment and protest, or any proof of notice of nonpayment under any document evidencing such Senior Claims or under the Financing Documents, (iii) notice of the acceptance of or reliance on this Agreement by the Secured Parties, (iv) notice of any renewal, extension or accrual of any Senior Claims, or any loans made or other action taken in reliance on this

Agreement, (v) any right to the enforcement, assertion or exercise by any holder of any Senior Claims of any right, power, privilege or remedy conferred in any document evidencing such Senior Claims or in the Financing Documents, or otherwise, (vi) any requirement of diligence on the part of any holder of any Senior Claims, (vii) any requirement on the part of any holder of any Senior Claims to mitigate damages resulting from any default under any documents evidencing such Senior Claims or under the Financing Documents and (viii) any notice of any sale, transfer or other disposition of any Senior Claims by any holder thereof.

         Section 6.3 Assent. Each Subordinated Party hereby irrevocably assents to (a) any renewal, extension or postponement of the time of payment of any Senior Claims or any other indulgence with respect thereto, (b) any increase in the amount of any Senior Claims, (c) any substitution, exchange or release of collateral for any Senior Claims, (d) the addition or release of any Person primarily or secondarily liable for any Senior Claims and (e) the provisions of any instrument, security or other writing evidencing any Senior Claims.

                                   ARTICLE VII
                        INTERCOMPANY BORROWER OBLIGATIONS

         The provisions of this Agreement are intended solely for the purpose of defining the relative rights and obligations of the Subordinated Parties and the Secured Parties. Nothing contained herein (a) is intended to or shall impair, as among any Intercompany Borrower, its creditors and the related Subordinated Party, the obligation of such Intercompany Borrower, which is absolute and unconditional, to pay to such Subordinated Party, as and when the same shall become due and payable in accordance with its terms, all amounts payable in respect of any Subordinated Claims, or (b) is intended to affect the relative rights of such Subordinated Party and creditors of such Intercompany Borrower other than Secured Parties.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

         Section 8.1 Waivers, Amendments.

                  (a) The provisions of this Agreement may from time to time be amended, modified, or waived, if such amendment, modification or waiver in writing and consented to by each of the parties hereto and each Secured Parties Representative.

                  (c) No failure or delay in exercising in any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         Section 8.2 Notices. Except as otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing and shall be deemed to have been duly given or made when delivered if delivered by hand or courier or when received if sent by mail or telecopy, in each case addressed to the party to which such notice is required or permitted to be given or made hereunder set forth below its signature hereto, or such other address as may be specified from time to time by such party in a notice to the other parties.

         Section 8.3 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 8.4 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof or thereof.

         Section 8.5 Execution in Counterparts, Effectiveness. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         Section 8.6 Governing Law; Entire Agreement. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         Section 8.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 8.8 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR

WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

         Section 8.9 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                        EDISON MISSION HOLDINGS CO.


                                        By: /s/ Kevin M. Smith
                                            ------------------------------------
                                            Name:  Kevin M. Smith
                                            Title: Vice President and Treasurer

                                        Address for Notices:

                                        18101 Von Karman Avenue
                                        Suite 1700
                                        Irvine, California 92612-1046

                                        EDISON MISSION FINANCE CO.


                                        By: /s/ Kevin M. Smith
                                            ------------------------------------
                                            Name:  Kevin M. Smith
                                            Title: Vice President and Treasurer

                                        Address for Notices:

                                        18101 Von Karman Avenue
                                        Suite 1700
                                        Irvine, California 92612-1046

                                        HOMER CITY PROPERTY HOLDINGS, INC.


                                        By: /s/ Kevin M. Smith
                                            ------------------------------------
                                            Name:  Kevin M. Smith
                                            Title: Vice President and Treasurer

                                        Address for Notices:

                                        18101 Von Karman Avenue
                                        Suite 1700
                                        Irvine, California 92612-1046

                                        CHESTNUT RIDGE ENERGY CO.


                                        By: /s/ Kevin M. Smith
                                            ------------------------------------
                                            Name:  Kevin M. Smith
                                            Title: Vice President and Treasurer

                                        Address for Notices:

                                        18101 Von Karman Avenue
                                        Suite 1700
                                        Irvine, California 92612-1046

                                        MISSION ENERGY WESTSIDE, INC.


                                        By: /s/ Kevin M. Smith
                                            ------------------------------------
                                            Name:  Kevin M. Smith
                                            Title: Vice President and Treasurer

                                        Address for Notices:

                                        18101 Von Karman Avenue
                                        Suite 1700
                                        Irvine, California 92612-1046

                                        EME HOMER CITY GENERATION L.P.


                                        By: Mission Energy Westside, Inc.
                                                its General Partner

                                        By: /s/ Kevin M. Smith
                                            ------------------------------------
                                            Name:  Kevin M. Smith
                                            Title: Vice President and Treasurer

                                        Address for Notices:

                                        18101 Von Karman Avenue
                                        Suite 1700
                                        Irvine, California 92612-1046

                                        UNITED STATES TRUST COMPANY OF NEW
                                        YORK, as Collateral Agent


                                        By: /s/ Christopher J. Grell
                                            ------------------------------------
                                            Name:  Christopher J. Grell
                                            Title: Assistant Vice President

                                        Address for Notices:

                                        114 West 47th Street
                                        25th Floor
                                        New York, New York 10036